UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 25, 2007 (July 10, 2007)
Date of Report (Date of earliest event reported)
FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
311 S. Wacker Drive, Suite 4000
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312) 344-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 24, 2007, First Industrial Realty Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2007 and certain other information.
     Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated July 24, 2007, announcing its financial results for the fiscal quarter ended June 30, 2007.
     On July 25, 2007, the Company will hold an investor conference and webcast at 12:00 p.m. Eastern time to disclose and discuss the financial results for the second fiscal quarter of 2007.
     The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 10, 2007, Jan Scheers BVBA was engaged by a subsidiary of the Company and on July 20, 2007 Jan Scheers was elected by the Board of Directors of the Company as Managing Director — Europe.
     Attached hereto as Exhibit 10.1 and incorporated herein by reference is a copy of the consultancy and management agreement between Jan Scheers BVBA and a subsidiary of the Company.
     Separately, on July 20, 2007, the Compensation Committee of the Board of Directors of the Company adopted an incentive compensation plan for the year ended December 31, 2007 for the Company’s Managing Directors in the United States. The plan is designed to reward the Company’s U.S. Managing Directors for profitable development, sale and lease transactions consummated in their regions and to increase their ownership in the Company.
     Pursuant to the plan, each U.S. Managing Director is eligible to receive (i) an amount equal to 14% of the new business generation incentive compensation paid to officers of the U.S. Managing Director’s region and (ii) an additional 3% of the new business generation incentive compensation paid to officers on certain types of transactions. Certain recognized losses from comparable transactions will offset gains for the purpose of determining compensation payable under the plan. In addition, each U.S. Managing Director may receive compensation up to $300,000 upon the achievement of profitability and sales leadership goals, acquisitions and development projects.

     The plan does not have an aggregate bonus pool and incentive compensation payable is not subject to any pre-set limit based on the U.S. Managing Director’s salary. Plan compensation will be paid 60% in cash and 40% in restricted stock. Payments are contingent upon the continued employment of the officer on the payment date. Restricted stock will vest ratably over 3 years.
Item 7.01 Regulation FD Disclosure.
     Attached and incorporated by reference as Exhibit 99.2 is a copy of the Company’s press release dated July 24, 2007.
     The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Consultancy and Management Agreement between Jan Scheers BVBA and First Industrial-EU, Inc. dated July 10, 2007

10.2	Summary of U.S. Managing Director 2007 Incentive Compensation Plan

99.1	First Industrial Realty Trust, Inc. Press Release dated July 24, 2007 (furnished pursuant to Item 2.02).

99.2	First Industrial Realty Trust, Inc. Press Release dated July 24, 2007 (furnished pursuant to Item 7.01).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
By:	/s/ Scott A. Musil
	Name:	Scott A. Musil
	Title:	Chief Accounting Officer (Principal Accounting Officer)

Date: July 24, 2007

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